Exhibit 99.5

TERM LOAN NOTE

$1,000,000.00	South Bend, Indiana
September 7, 2005

FOR VALUE RECEIVED, the undersigned (collectively, the “Borrowers”) jointly and severally promise to pay to the order of Troon & Co. (the “Lender”), at 112 West Jefferson Boulevard, Suite 613, South Bend, Indiana 46601, or such other place as Lender may designate from time to time hereafter, the principal sum of One Million and 00/100 Dollars ($1,000,000.00), with interest and principal, payable as set forth in the Loan Agreement referred to below. The final payment of all then outstanding principal and interest shall be due on the Term Loan Maturity Date.

This Note evidences a Term Loan made to the Borrowers by the Lender under that certain Loan and Security Agreement, dated of even date herewith, between Borrowers and Lenders (herein, as the same may be amended, modified or supplemented, the “Loan Agreement”), and the Borrowers hereby promise to pay interest on the Term Loan evidenced hereby at the rates and at the times and in the manner specified therefor in the Loan Agreement.

This Note is issued by the Borrowers under the terms and provisions of the Loan Agreement and the Lender is entitled to all of the benefits and security provided for thereby. This Note may be declared to be, or be and become, due prior to its expressed maturity, voluntary prepayments may be made hereon, all in the events, on the terms and with the effects provided in the Loan Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms are given in the Loan Agreement.

All of Lender’s rights and remedies are cumulative and non-exclusive. The acceptance by Lender of any partial payment made hereunder after the time when any of the Liabilities hereunder become due and payable will not establish a custom, or waive any rights of Lender to enforce prompt payment thereof. Lender’s failure to require strict performance by Borrowers of any provision of this Note shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any waiver of an Event of Default hereunder shall not suspend, waive or affect any other Event of Default hereunder. Borrowers and every endorser waive presentment, demand and protest and notice of presentment, protest, default, non-payment, release, compromise, settlement, extension or renewal of this Note, and hereby ratify and confirm whatever Lender may do in this regard. Borrowers further waive any and all notice or demand to which Borrowers might be entitled with respect to this Note by virtue of any applicable statute or law (to the extent permitted by law).

To the extent provided in Section 8.2 of the Loan Agreement, Borrowers agree to pay, upon Lender’s demand therefor, any and all costs, fees and expenses (including but not limited to reasonable attorneys’ and paralegals’ fees, costs and expenses) incurred by Lender (i) in enforcing any of Lender’s rights hereunder and (ii) in any litigation, contest, suit or dispute, or to commence, defend or intervene or to take any action with respect to any litigation, contest, suit or dispute (whether instituted by Lender, Borrowers or any other person) in any way relating to this Note or the Liabilities, and to the extent not paid the same shall become part of the Liabilities hereunder.

THE LOAN EVIDENCED HEREBY HAS BEEN MADE, AND THIS NOTE HAS BEEN DELIVERED, AT SOUTH BEND, INDIANA, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF DELAWARE. BORROWERS (i) WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE; (ii) IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN ST. JOSEPH COUNTY, INDIANA, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE; (iii) IRREVOCABLY WAIVE, TO THE FULLEST EXTENT BORROWERS MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (iv) AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (v) AGREE NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST LENDER OR ANY OF LENDER’S TRUSTEES, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT OTHER THAN ONE LOCATED IN ST. JOSEPH COUNTY, INDIANA.

i2 TELECOM INTERNATIONAL, INC.
a Washington corporation

By:	/s/ James Fultz
Title:	Pres. & COO

i2 TELECOM INTERNATIONAL, INC.
a Delaware corporation

By:	/s/ James Fultz
Title:	Pres. & COO

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